     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999


                                                               FILE NO. 33-84942
                                                                        811-8808
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A




            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                [X]


               Post-Effective Amendment No. 3                            [X]
                                          and


            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                        [X]


               Amendment No. 6                                           [X]


                                  THE EXPLORER
                              INSTITUTIONAL TRUST

      (EXACT NAME OF REGISTRANT AS SPECIFIED IN THE DECLARATION OF TRUST)


      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (630) 684-6000
                        (REGISTRANT'S TELEPHONE NUMBER)


                              DENNIS J. MCDONNELL


                            EXECUTIVE VICE PRESIDENT


                          VAN KAMPEN INVESTMENTS INC.


                                1 PARKVIEW PLAZA


                                  PO BOX 5555


                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable following effectiveness of this Registration Statement.

     It is proposed that this filing will become effective: (check appropriate box)


          [ ] immediately upon filing pursuant to paragraph (b)


          [ ] on (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)


          [X] on April 30, 1999 pursuant to paragraph (a)(1)


          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate check the following:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this prospectus is not complete and may be changed. The Funds may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.



                  SUBJECT TO COMPLETION -- DATED MARCH 1, 1999



                        EXPLORER INSTITUTIONAL FUNDS(SM)



                 * Active Core Fund


                 * Limited Duration Fund


                 Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.



                   This prospectus is dated  APRIL   , 1999.

                               TABLE OF CONTENTS



Risk/Return Summaries:
  Active Core Fund.................................   3
  Limited Duration Fund............................   5
Summary of Fund Expenses...........................   7
The Funds' Investment Objectives...................   7
How the Funds Seek Their Investment Objectives.....   8
How to Buy Shares..................................  12
Distributions and Taxes............................  14
How the Funds Value Their Shares...................  14
How to Sell Shares.................................  14
How the Funds Are Managed..........................  15
How the Funds Execute Portfolio Transactions.......  16
Shareholder Services...............................  17
Financial Highlights...............................  18



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

                             RISK/RETURN SUMMARIES



The Explorer Institutional Funds(SM) currently consist of two separate professionally managed, no-load investment portfolios, the Active Core Fund and the Limited Duration Fund. Each Fund has its own investment objective, policies and restrictions.



The Funds are primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with the professional investment management services offered by the Funds' investment adviser. In managing the Funds, the investment adviser seeks to enhance total return as compared to an unmanaged portfolio of income securities by identifying value and opportunity through extensive market, quantitative and credit research, identifying and taking advantage of market inefficiencies and, within a well defined portfolio duration for each Fund, adjusting duration from time to time based on the investment adviser's view of market conditions.



                                ACTIVE CORE FUND



                              INVESTMENT OBJECTIVE


The Active Core Fund is a mutual fund with an investment objective to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Total return includes income, together with realized and unrealized capital appreciation and depreciation. There can be no assurance that the Fund will achieve its investment objective.



                             INVESTMENT STRATEGIES


The Fund's management seeks to achieve the investment objective by investing substantially all of its total assets in a professionally managed, diversified portfolio of intermediate- and long-term income securities of U.S. issuers. Under normal market conditions the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio duration between three to six years. The Fund invests in income securities rated as investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investor Services, Inc. ("Moody's"). The Fund invests at least 75% of its assets in securities rated AA or higher by S&P or rated Aa or higher by Moody's. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.



                                INVESTMENT RISKS


Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:



MARKET RISK. The prices of income securities tend to fall as interest rates rise. This market risk is usually greater among income securities with longer durations. Because the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio duration between three to six years, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. The yields and market prices of the Fund's income securities may move differently and adversely compared to the yields and market prices of the overall securities markets. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitment for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests in investment grade quality income securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.



PREPAYMENT RISK. If interest rates fall, the principal on income securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Active Core Fund is to look at how the Fund's performance varies from year to year. The following chart shows the annual returns of the Active Core Fund over the past three calendar years prior to the date of this prospectus. Remember that the past performance of the Fund is not indicative of its future performance.




         Measurement Period
        (Fiscal Year Covered)             Gross (4)          Net (5)         Index (7)(8)
One Year                                          -0.59             -0.99             -1.31
Three Year                                         8.85              8.43              7.94
Five Year                                          9.06              8.64              8.46
Since Inception(12/31/87                           9.52              9.10              9.16

       *The return for 1996 is for the period from April 23, 1996 (commencement of investment operations) to December 31, 1996.


During the three-year period shown in the bar chart, the highest quarterly return for the Active Core Fund was 4.37% (for the quarter ended September 30, 1998) and the lowest quarterly return was -0.62% (for the quarter ended March 31, 1997).



                            COMPARATIVE PERFORMANCE


This table shows how the Active Core Fund's performance compares with a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns and are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                            Years
      Periods Ended     Past     Past     or Since
    December 31, 1998  1 Year   5 Years   Inception
---------------------------------------------------
    Active Core Fund    8.45%       --      8.41%(1)
 ...................................................
    Lehman Brothers
    Aggregate Bond
    Index
 ...................................................
 ...................................................



(1) Inception date: 4/23/96.

                             LIMITED DURATION FUND



                              INVESTMENT OBJECTIVE


The Limited Duration Fund is a mutual fund with an investment objective to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term income securities of U.S. issuers, consistent with preservation of capital. Total return includes income, together with realized and unrealized capital appreciation and depreciation. There can be no assurance that the Fund will achieve its investment objective.



                             INVESTMENT STRATEGIES


The Fund's management seeks to achieve the investment objective by investing substantially all of its total assets in a professionally managed, diversified portfolio of short- and intermediate-term income securities of U.S. issuers. Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio duration between one to three years. The Fund invests in income securities rated at least investment grade at the time of investment. Investment grade securities are securities are securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investor Services, Inc. ("Moody's") The Fund invests at least 75% of its total assets in securities rated AA or higher by S&P or rated Aa or higher by Moody's. The Fund does not invest in securities rated below A by S&P or Moody's.



                                INVESTMENT RISKS


Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term.



MARKET RISK. The prices of income securities tend to fall as interest rates rise. This market risk is usually greater among income securities with longer durations. Because the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio duration between one to three years, the Fund will be subject to less market risk than a fund investing solely in longer-term securities. The yields and market prices of the Fund's income securities may move differently and adversely compared to the yields and market prices of the overall securities markets. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitment for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests in investment grade quality income securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.



PREPAYMENT RISK. If interest rates fall, the principal on income securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Limited Duration Fund is to look at how the Fund's performance varies from year to year. The following chart shows the annual returns of the Limited Duration Fund over the past three calendar years prior to the date of this prospectus. Remember that the past performance of the Fund is not indicative of its future performance.


         Measurement Period
        (Fiscal Year Covered)               Gross              Net              Index
One Year                                           1.79              1.39              1.50
Three Year                                         7.75              7.32              6.06
Five Year                                          8.31              7.89              7.34
Since Inception(12/31/87                           8.05              7.63              7.39


      *The return for 1996 is for the period from April 23, 1996 (commencement of investment operations) to December 31, 1996.



During the three-year period shown in the bar chart, the highest quarterly return for the Limited Duration Fund was 2.97% (for the quarter ended September 30, 1998) and the lowest quarterly return was 0.42% (for the quarter ended March 31, 1997).



                            COMPARATIVE PERFORMANCE


This table shows how the Limited Duration Fund's performance compares with a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                            Years
      Periods Ended     Past     Past     or Since
    December 31, 1998  1 Year   5 Years   Inception
---------------------------------------------------
    Limited Duration
    Fund                6.65%       --      6.36%(1)
 ...................................................
    Lehman Brothers 1
    to 3 Year
    Government Bond
    Index
 ...................................................



(1) Inception date: 4/23/96.

                            SUMMARY OF FUND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                          Active    Limited
                           Core     Duration
                           Fund       Fund
--------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering     None       None
price)
 ..................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase       None       None
price or redemption
proceeds)
 ..................................................
Maximum sales charge
(load) imposed on
reinvested dividends (as
a percentage of offering   None       None
price)
 ..................................................
Redemption fees (as a
percentage of amount       None       None
redeemed)
 ..................................................
Exchange fee               None       None
 ..................................................



                                  ANNUAL FUND



                               OPERATING EXPENSES


                     (expenses that are deducted from each
                                 Fund's assets)



                              Active      Limited
                               Core       Duration
                               Fund         Fund
------------------------------------------------------
Management Fees(1)            0.40 %       0.40 %
 ......................................................
Other Expenses(1)                  %            %
 ......................................................
Total Annual Fund                  %            %
Operating Expenses(1)
 ......................................................



(1) The investment adviser is currently waiving or reimbursing all or a portion of each Fund's Management Fees and Other Expenses such that actual Total Annual Fund Operating Expenses for the fiscal period ended December 31, 1998
    were     % for each Fund.



Example:



The following examples are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds.



Each example assumes that you invest $10,000 in such Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that each Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Active Core Fund
 ......................................................................
Limited Duration Fund
 ......................................................................



To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Each Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.





                        THE FUNDS' INVESTMENT OBJECTIVES


                                ACTIVE CORE FUND



The investment objective of the Active Core Fund is to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers.



                             LIMITED DURATION FUND


The investment objective of the Limited Duration Fund is to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term income securities of U.S. issuers, consistent with preservation of capital.



Each Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of such Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Total return includes income together with realized and unrealized capital appreciation or depreciation. U.S. issuers include the U.S. government, states and territories of the U.S., agencies, instrumentalities and other political subdivisions of any of the above and corporations, partnerships, trusts and other organizations and entities. There are risks inherent in all investments in securities; accordingly there can be no assurance that the Funds will achieve their investment objectives.


                 HOW THE FUNDS SEEK THEIR INVESTMENT OBJECTIVES


Each Fund seeks to achieve its investment objective by investing substantially all of its total assets in a professionally managed, diversified portfolio of income securities. For a discussion of the various types of income securities in which the Funds may invest, see "Income Securities" below. The Funds differ primarily in the length of their portfolio duration. For a discussion of the concept of duration, see "Duration" below. The Funds will not invest in income securities rated at the time of investment below investment grade. Investment grade rated securities are securities rated in one of the four highest rating categories by at least one nationally recognized rating organization, such as Standard and Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"). For a description of S&P and Moody's ratings, see the Funds' Statement of Additional Information. Each Fund will invest at least 75% of its assets in securities rated AA/Aa or higher.



                                ACTIVE CORE FUND



Under normal market conditions, the Active Core Fund invests substantially all of its assets in a diversified portfolio of investment grade income securities having various maturities and seeks to maintain a portfolio duration of three to six years. The Fund invests at least 75% of its total assets in securities rated AA/Aa or higher. The Active Core Fund does not invest in securities rated below BBB/Baa. The Fund does not invest in securities of foreign issuers.



                             LIMITED DURATION FUND



Under normal markets conditions, the Limited Duration Fund invests substantially all of its assets in a diversified portfolio of investment grade income securities having various maturities and seeks to maintain a portfolio duration of one to three years. The Fund invests at least 75% of its total assets in securities rated AA/Aa or higher. The Limited Duration Fund does not invest in securities rated below A. The Fund does not invest in securities of foreign issuers. The total return of the Limited Duration Fund is expected to exhibit less volatility than that of the Active Core Fund because its duration will be shorter while its other investment policies are similar to those of the Active Core Fund.



DURATION. Duration is a measure of the expected life of an income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is an important criteria used by the Fund's investment adviser in portfolio selection for the Funds.


Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in interest rates.


Traditionally, an income security's "term to maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until an income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of an income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For an income security with interest payments occurring prior to the payment of principal, duration is less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.


There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is frequently 30 years, but prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, in determining portfolio duration the Funds' investment adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.


The change in market value of investment grade income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of an income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

PORTFOLIO CREDIT QUALITY. Each Fund will invest at least 75% of its assets in securities rated AA/Aa or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category.

The Active Core Fund may invest in securities rated in the fourth highest rating category by a nationally recognized rating organization (e.g., BBB by S&P or Baa by Moody's). Securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Whereas in S&P's view such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories. Securities rated Baa are regarded by Moody's as medium grade obligations (i.e. neither highly protected nor poorly secured). In Moody's view, interest payments and principal security for such securities appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The Limited Duration Fund may invest in securities rated in the third highest rating category by a nationally recognized rating organization (e.g. A by S&P or Moody's). Securities rated A by S&P are regarded by S&P as having a strong capacity to pay interest and repay principal although they are in S&P's view somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than higher rated securities. Securities rated A by Moody's in Moody's view possess many favorable investment attributes and are considered by Moody's as upper medium grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

The percentage of a Fund's assets invested in securities in a particular rating category will vary from time to time.


INCOME SECURITIES. Each Fund will invest substantially all of its total assets in U.S. dollar denominated income securities of U.S. issuers. Income securities include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); mortgage and other asset-backed securities; corporate debt securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; and other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements. The Funds will not invest in securities of foreign issuers. Prior to investing in any category of instruments not identified in this Prospectus, the Funds intend to revise this Prospectus to identify such categories. Certain of the Funds' investments may be considered derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. Government Securities generally are lower than yields available from most other types of income securities having comparable duration. U.S. Government Securities include (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities ("Agencies") which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of the agencies or (d) the credit of the agencies; (3) certain real estate mortgage investment conduits, certain collateralized mortgage obligations and other mortgage-backed securities and (4) "when-issued" commitments relating to the foregoing.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal payments are made more frequently and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity and duration of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in interest rates; however, mortgage-backed securities may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tend to accelerate during periods of declining interest rates. When mortgage loans underlying mortgage-backed securities held by a Fund are prepaid, the Fund reinvests the prepaid amounts in other income-producing securities, the yields of which will reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected to the extent that prepayments must be reinvested in securities which have lower yields.

Mortgage-backed securities may be structured with various classes of holders that can receive different proportions of the interest and principal distributions from the same pool of underlying mortgage assets. The yield to maturity, duration and market value of such classes may be substantially more sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in certain of these securities even if held to final maturity. A more complete description of mortgage-backed securities is contained in the Statement of Additional Information.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities and multiclass pass-through securities, which are equity interests in a trust composed of mortgage assets. Payments of principal and interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways, some of which bear substantially more risk than others.

ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are now also applied to a broad range of assets, primarily automobile and credit card receivables. Other types of asset-backed securities may be developed in the future. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.

CORPORATE INCOME SECURITIES. Corporate income securities in which a Fund may invest include adjustable and fixed rate bonds, debentures and notes and will generally be unsecured. A Fund may also invest in income securities with floating or variable rates of interest.

ZERO-COUPON SECURITIES. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value.

STRIPPED TREASURY SECURITIES. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal components of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.

PREMIUM SECURITIES. A Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Similarly, the Fund generally will recognize a capital loss in the event that such securities are held to maturity.


ADJUSTABLE AND FLOATING RATE SECURITIES. Adjustable and floating rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. Adjustable and floating rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields. The Funds will not invest in "inverse-floaters" (securities whose coupon rates vary inversely with changes in market rates of interest).



OTHER INVESTMENT PRACTICES. In connection with the investment policies described above, the Funds may also purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into repurchase agreements and, for cash management purposes only, enter into reverse repurchase agreements and borrow money from banks, in each case subject to the limitations set forth below. Certain of these investment practices involve special risks.


The Funds may purchase and sell securities on a "when issued" and "delayed delivery" basis. A Fund accrues no income on purchases of such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. A Fund will engage in when issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.


A Fund may enter into repurchase agreements whereby the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the purchase amount and resale amount is accrued as interest in the Fund's net income. Failure of the seller to repurchase the securities may cause losses for a Fund. Thus, a Fund must consider the credit-worthiness of such party. In the event of default by such party, a Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. A Fund generally will not invest more than 15% of its total assets in repurchase agreements with a maturity of seven days or more.


Each Fund may borrow money from banks for temporary emergency purposes only (such as meeting share redemption requests), although no Fund expects to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used.


As a matter of fundamental policy that may not be changed without shareholder approval, the Funds may not sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options for risk management, hedging or any other purpose.



Although the Funds do not intend to engage in substantial short-term trading, they may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Funds' investment adviser believes the potential for capital appreciation has lessened or otherwise. Each Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rates may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Funds' investment adviser considers portfolio changes appropriate.



When market conditions dictate a more "defensive" investment strategy each Fund may invest on a temporary basis a portion or all of its assets in high quality short term securities. High quality short term securities include obligations of the U.S. government, its agencies or instrumentalities, other debt securities rated A or above by S&P or Moody's, prime commercial paper, certificates of deposit, and bankers' acceptances, repurchase agreements or other debt securities which the investment adviser believes to be consistent with such strategy. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities owned by the Funds. The effect of taking such a defensive position may be that such Fund does not achieve its investment objective.



YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Funds. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Funds may invest which, in turn, may adversely affect the net asset value of the Funds. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Funds' investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.



                               HOW TO BUY SHARES


Shares of each Fund are offered at a price equal to net asset value per share, without a sales charge. The minimum initial investment is $500,000. The minimum subsequent investment is $25,000.


The Funds offer their shares to the public on a continuous basis through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Distributor receives no compensation for this service. The Funds' investment adviser may compensate the Distributor's registered representatives for sales of shares of the Funds out of its own assets, not out of the assets of the Funds.

Investments may be made either by wire transfer or by mail as follows:


(1) By Wire. Explorer Institutional FundsSM will accept investments by wire. An investor must first telephone the Explorer Institutional FundsSM at (800) 822-3699 and, in the case of initial investments, provide the account registration, address, tax identification number, the Fund in which the investment is being made, and the amount being wired. Investors will then be assigned an account number and should instruct their bank or broker to wire federal funds to Van Kampen Investor Services Inc., Attn: Explorer Institutional FundsSM for further credit to Account ________ Name
     __________ , Account Number ________ . Investors will be responsible for the charges, if any, that the bank, broker, dealer or financial intermediary may make to handle the wire transfer. A completed Account Application must then be forwarded to the Explorer Institutional FundsSM. Subsequent investments by wire may be made by instructing a bank or broker to wire the specified amount in accordance with the above instructions. Please call to advise the Explorer Institutional FundsSM before wiring monies.


   Investments made by federal funds wire (up to ten million dollars) received prior to 12:00 p.m. Eastern time will be invested at the next determined net asset value and begin receiving dividends on that day. Investments made by federal funds wire received after 12:00 p.m. Eastern time will be invested at the next determined net asset value and begin receiving dividends on the next business day.


(2) By Mail. The Explorer Institutional FundsSM will also accept investments by mail. Investments by mail may be made by sending a check payable to "Explorer Institutional FundsSM" and identifying the Fund in which such investment is being made. A completed Account Application, indicating the Fund in which the investment is being made, must accompany the check in the case of initial investments. Checks and applications should be mailed to the transfer agent of the Explorer Institutional FundsSM, Van Kampen Investor Services Inc. ("Investor Services"), Explorer Institutional FundsSM, PO Box 418256, Kansas City, Missouri, 64141-9256. Investor Services is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Subsequent investments by mail may be made directly to the Explorer Institutional FundSM in which such initial investment was made accompanied by either the detachable form which is part of the Account Statement or by a letter indicating the dollar amount of the investment, the account number, and registration. Investments made by check will begin receiving dividends on the next business day after the Explorer Institutional FundsSM received good funds. For checks drawn on foreign banks, monies must be collected before shares will be purchased.



In addition, investors may, subject to the approval of the Explorer Institutional Funds(SM), purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. These transactions will be effected only if the Fund's investment adviser intends to retain the securities in such Fund as an investment. Assets so purchased by a Fund will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Funds reserve the right to amend or terminate this practice at any time without notice. Investors should consult their own tax adviser as to the tax consequences of such transactions.


OTHER PURCHASE INFORMATION. Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares generally will not be issued.


The Explorer Institutional Funds(SM) reserves the right, in its sole discretion, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Fund; to waive the minimum investment requirements for certain investors; and to redeem shares if information provided in the Account Application should prove to be incorrect in any material respect.



Shares of the Explorer Institutional Funds(SM) may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. The Funds are not registered or qualified for sale in all jurisdictions. Potential investors should contact Van Kampen Management Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555 or
call the Explorer Institutional FundsSM at (800) 822-3699 to determine whether a Fund is registered or qualified for sale in their particular jurisdiction.



Shares of the Explorer Institutional Funds(SM) may be purchased by customers of broker-dealers or other financial intermediaries ("service agents") which interact with the Explorer Institutional Funds(SM) on behalf of their customers. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.



DIVIDEND REINVESTMENT PROGRAM. Each Fund will automatically credit monthly and annual distributions to a shareholder's account in additional shares of the Fund, without a sales charge, unless a shareholder elects another treatment for such distributions. An election to receive distributions in cash may be made by calling (800) 822-3699 or by writing the Explorer Institutional FundsSM at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555.


                               DISTRIBUTIONS AND
                                     TAXES

Each Fund will declare distributions on a daily basis and will pay such distributions from net investment income on a monthly basis. Each Fund will also distribute annually any net realized short-term capital gains together with net realized long-term capital gains, if any.


Each Fund has elected and qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized capital gains at least annually. Any distributions in excess of a Fund's tax-basis, net investment income and capital gains will be a tax-free return of capital, to the extent of the investor's tax basis in its shares. Distributions of a Fund's net investment income are taxable to shareholders as ordinary dividend income whether received in shares or in cash. Distributions of a Fund's net capital gains ("capital gains dividends") are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. Shareholders not subject to federal income tax on their income generally will not be required to pay federal income tax on amounts distributed to them. Interest on certain U.S. Government Securities is exempt from state income taxes when received by an individual and may be exempt when received by a Fund. Each Fund will inform shareholders annually of the amount and nature of its income and gains and the percentage of the Fund invested over the year in U.S. Government Securities.


Redemption or resale of shares of a Fund will be a taxable transaction for federal income tax purposes. For further information with respect to taxes, see the Statement of Additional Information.

                        HOW THE FUNDS VALUE THEIR SHARES


The net asset value per share of a Fund is determined by calculating the total value of the Fund's assets, deducting the total liabilities of the Fund, and dividing the result by the number of shares of the Fund outstanding. Generally, net asset value is computed once daily as of 4:00 p.m. Eastern time Monday through Friday, each day the New York Stock Exchange is open for trading.



Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established from time to time by the Board of Trustees of the Funds.


                               HOW TO SELL SHARES

Shareholders may sell shares without charge at any time by mailing a written redemption request in proper form to the Fund or by calling the Fund at (800) 822-3699 before 4:00 p.m. Central time to request a redemption. Shareholders will receive the net asset value next determined after such shareholder places the sell order. A Fund will not honor a request for redemption until it has confirmed receipt of good funds with respect to the purchase of such shares.



Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $250,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $250,000.



Neither the Funds, the Distributor nor Investor Services will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. The Funds, the Distributor and Investor Services seek to employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to redeem shares by telephone to provide, on a recorded line, the name on the account, a social security number or tax identification number and such additional information as may be necessary. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request.



Each Fund agrees to redeem shares solely in cash up to the lesser of $2,000,000 or 1.00% of the respective Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of each Fund, the Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the respective Fund in lieu of cash. It is unlikely that shares will be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution. For more information regarding selling shares, please see the Statement of Additional Information.


                                 HOW THE FUNDS
                                  ARE MANAGED


THE ADVISER. Van Kampen Management Inc. (the "Adviser") is the investment adviser for the Funds. The Adviser provides investment advice to a wide variety of institutional, individual and investment company clients and, together with its affiliates, had aggregate assets under management or supervision of more than $75 billion.



The Adviser is a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



The Funds' day-to-day portfolio management is the responsibility of a team of officers of the Adviser.



ADVISORY AGREEMENT. The business and affairs of the Funds are managed by the Adviser under the direction of the Board of Trustees of the Funds. Subject to the Trustees' authority, the Adviser and the Funds' officers supervise and implement the Funds' investment activities. The Funds pay the Adviser a fee (accrued daily and paid monthly) equal to a percentage of their respective average daily net assets as follows:


                                   Average
                                    Daily           % Per
            Fund                  Net Assets        Annum
-------------------------------------------------------------
                                       Up to one
    Active Core Fund             billion dollars    0.30%
                          ...................................
                                      Thereafter    0.25%
 .............................................................
                                       Up to one
    Limited Duration Fund        billion dollars    0.30%
                          ...................................
                                      Thereafter    0.25%
 .............................................................


Under each Fund's investment advisory agreement with the Adviser, subject to the expense limitations discussed below, each Fund has agreed to assume and pay the charges and expenses of its operations, including the compensation of the trustees of the Fund (other than those who are interested persons of the Adviser and other than those who are interested persons of the Distributor but not of the Adviser, if the Distributor has agreed to pay such compensation), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of trustee and officer errors and omissions insurance, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.


EXPENSE LIMITATION. In the interest of limiting the overall expenses of the Funds, the Adviser has agreed to waive fees or reimburse certain expenses such that the expenses of each Fund, including the advisory fees (but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary costs and expenses) will not exceed the following amounts (expressed as a percentage of average net assets on an annual basis).


    Active Core Fund                      0.40%
 ...................................................
    Limited Duration Fund                 0.40%
 ...................................................

Fees foregone or payments made by the Adviser with respect to a Fund pursuant to the expense limitation are contingent liabilities of such Fund which are subject to potential reimbursement by that Fund to the Adviser, provided the Fund's assets reach a sufficient size to permit such reimbursement to be made without causing the annual expense ratio of the Fund to exceed the applicable limitation set forth above, or such lower amount as may be imposed by any state expense limitation to which the Fund is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.

                                 HOW THE FUNDS
                               EXECUTE PORTFOLIO
                                  TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. Many securities in which the Funds invest are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the financial advisers, underwriters and dealers. The Funds also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Adviser.

The Adviser's primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

In effecting purchases and sales of the Funds' portfolio securities, the Adviser and the Funds may place orders with and pay brokerage commissions to brokers which may be affiliated with the Funds, the Adviser or the Distributor.

The Funds and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between each Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

                              SHAREHOLDER SERVICES


Shareholders of the Funds automatically are enrolled in or may elect to participate in certain shareholder programs available to shareholders of the Explorer Institutional FundsSM. These programs include Dividend Reinvestment Programs and Exchange Programs. For more information regarding these shareholder services and programs, please see the Statement of Additional Information. Shareholder inquiries should be directed to the Funds c/o the Explorer Institutional FundsSM, 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 822-3699.



Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256, an affiliated transfer agent for the Funds, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

                              FINANCIAL HIGHLIGHTS



The financial highlights are intended to help you understand your Fund's financial performance. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent certified public accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.



                                            Active Core Fund                         Limited Duration Fund
                                                       April 23, 1996                             April 23, 1996
                                                      (Commencement of                           (Commencement of
                                   Year Ended      Investment Operations)      Year Ended           Investment
                                  December 31,      to December 31, 1996      December 31,        Operations) to
                                 1998     1997              1998             1998     1997       December 31, 1996
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................           $10.085          $10.000                    $10.019          $10.000
                                ------   -------          -------           ------   -------          -------
  Net Investment Income.......             0.626                                        .409            0.574
  Net Realized and Unrealized
     Gain.....................             0.249             .095                      0.036
                                ------   -------          -------           ------   -------          -------
Total from Investment
  Operations..................             0.875             .504                      0.610             .405
                                ------   -------          -------           ------   -------          -------
Less:
  Distributions From Net
     Investment Income........             0.626             .409                      0.574             .386
  Distributions From Net
     Realized Gain............             0.163             .010                      0.018               --
                                ------   -------          -------           ------   -------          -------
Total Distributions...........             0.789             .419                      0.592             .386
                                ------   -------          -------           ------   -------          -------
Net Asset Value, End of the
  Period......................           $10.171          $10.085                    $10.037          $10.019
                                ======   =======          =======           ======   =======          =======
Total Return*.................             8.93%            5.20%**                    6.29%            4.14%**
Net Assets at End of Period
  (In millions)...............              $4.9             $5.6                       $8.2             $9.8
Ratio of Expenses to Average
  Net Assets*(a)..............             0.60%            0.40%                      0.56%            0.40%
Ratio of Net Investment Income
  to Average Net Assets*......                              6.19%            5.98%     5.74%            5.68%
Portfolio Turnover............              109%              84%**            41%       16%**


 * If certain expenses had not been reimbursed by the Adviser, total return

Ratio of Expenses to Average
  Net Assets(a)...............             2.01%            1.81%                      1.86%            1.40%
Ratio of Net Investment Income
  to Average Net Assets.......             4.78%            4.57%            4.59%     4.68%

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.20% and 0.16% for the year ended December 31, 1997 for Active Core Fund and Limited Duration Fund, respectively.

** Non-Annualized

                  See Financial Statements and Notes Thereto.

                              FOR MORE INFORMATION

                             EXISTING SHAREHOLDERS
                            OR PROSPECTIVE INVESTORS

                        For information please call the


                    Trust's toll-free number 1-800-822-3699.





                         EXPLORER INSTITUTIONAL FUNDSSM

                                1 Parkview Plaza


                                  PO Box 5555


                     Oakbrook Terrace, Illinois 60181-5555


                               Investment Adviser


                           VAN KAMPEN MANAGEMENT INC.


                                1 Parkview Plaza


                                  PO Box 5555


                     Oakbrook Terrace, Illinois 60181-5555


                                  Distributor


                             VAN KAMPEN FUNDS INC.

                                1 Parkview Plaza

                                  PO Box 5555

                     Oakbrook Terrace, Illinois 60181-5555

                                 Transfer Agent


                       VAN KAMPEN INVESTOR SERVICES INC.


                                 PO Box 418256

                           Kansas City, MO 64141-9256

                      Attn: Explorer Institutional FundsSM


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

                     225 West Franklin Street, PO Box 1713

                             Boston, MA 02105-1713
                      Attn: Explorer Institutional FundsSM

                                 Legal Counsel


                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


                             333 WEST WACKER DRIVE

                               CHICAGO, IL 60606

                            Independent Accountants

                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

                       EXPLORER  INSTITUTIONAL FUNDS(SM)



                 * Active Core Fund


                 * Limited Duration Fund



                                   PROSPECTUS


                                 APRIL   , 1999



                 A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Funds in their annual and semiannual reports, which explain the market conditions and investment strategies affecting each Fund's recent performance.



                 You can ask questions or obtain a free copy of the Funds' reports or their Statement of Additional Information by calling (800)
                 822-3699 from 7:00 a.m. to 7:00 p.m., Central
                 time, Monday through Friday.



                 Information about the Funds, including their reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.



                                             Investment Company Act File No.
811-8808.
                                                                    EXP PRO 4/99

The information in this statement of additional information is not complete and may be changed. The Funds may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MARCH 1, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                        EXPLORER INSTITUTIONAL FUNDS(SM)


  The Explorer Institutional Trust (the "Trust") is a professionally managed no-load, open-end management investment company consisting of two separate diversified investment portfolios, the Active Core Fund and the Limited Duration Fund (each a "Fund" and together the "Funds"). Each Fund has its own investment objective, policies and restrictions. The Funds are primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Van Kampen Management Inc. (the "Adviser"), the investment adviser to the Funds. In managing the Funds, the investment adviser seeks to enhance total return as compared to an unmanaged portfolio of income securities by identifying value and opportunity through extension market, quantitative and credit research, identifying and taking advantage of market inefficiencies and, within a well defined portfolio duration for each Fund, adjusting duration from time to time based on the investment adviser's view of market condition. The net asset value and the return of the Funds will fluctuate depending on market conditions and other factors.



  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Funds' prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Funds. Investors should obtain and read the Prospectus prior to purchasing shares of the Funds. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 822-3699.



                               TABLE OF CONTENTS

The Funds and the Trust.....................................  B-2
Investment Policies and Restrictions........................  B-3
Income Securities...........................................  B-4
Investment Practices........................................  B-9
Description of Securities Ratings...........................  B-10
Trustees and Officers.......................................  B-16
Investment Advisory and Other Services......................  B-25
Portfolio Transactions and Brokerage Allocation.............  B-27
Taxation....................................................  B-29
The Distributor.............................................  B-32
Transfer Agent..............................................  B-32
Legal Counsel...............................................  B-32
Performance Information.....................................  B-33
How to Buy Shares...........................................  B-34
How to Sell Shares..........................................  B-35
Shareholder Services........................................  B-37
Instructions Regarding Backup Withholding...................  B-38
Report of Independent Accountants...........................  F-
Financial Statements -- Explorer Institutional Active Core
  Fund......................................................  F-
Financial Statements -- Explorer Institutional Limited
  Duration Fund.............................................  F-
Notes to Financial Statements...............................  F-
Account Applications........................................  X-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL   , 1999

                            THE FUNDS AND THE TRUST


  The Trust is an unincorporated business trust established under the laws of the State of Massachusetts by an Agreement and Declaration of Trust dated September 30, 1994 and amended on November 14, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, without par value, in separate series. To date, the Explorer Institutional Active Core Fund (the "Active Core Fund"), formerly known as the Explorer Institutional Enhanced Benchmark Fund, and Explorer Institutional Limited Duration Fund (the "Limited Duration Fund"), formerly known as the Explorer Institutional Enhanced Limited Duration Fund, (each a "Fund" and together the "Funds"), which were each established pursuant to a Designation of Series on September 30, 1994, are the only series of the Trust, although the Trustees are empowered by the Declaration of Trust to designate additional series and issue shares thereof.


  Shares of each series represent an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights other than those described in the Prospectus or this Statement of Additional Information. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority vote of the shares of each affected series present at a meeting of shareholders of such series (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  Van Kampen Management Inc. (the "Adviser" or "Management Inc."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS


  Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of such Fund's outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (ii) more than 50% of such Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.


  Fundamental investment restrictions limiting the investments of the Funds provide that each Fund may not:


          1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer.


          2. Invest 25% or more of the value of its total assets in any single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

          3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 5% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

          4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans.

          5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with risk management and hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

          6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options.

          7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

          9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the 1940 Act.

          10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.


          11. Purchase or sell real estate (including real estate limited partnership interests), commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that risk management and hedging transactions the Fund may engage in are considered to be commodities or commodities contracts.


                               INCOME SECURITIES


  Income securities include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); mortgage and other asset-backed securities; corporate debt securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements and reverse repurchase agreements with respect to any of the foregoing. Corporate income securities in which a Fund may invest include adjustable and fixed rate bonds, debentures and notes and will generally be unsecured. A Fund may also invest in debt securities with floating or variable rates of interest.



  U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.


  Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal components of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped

Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.


  Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.



  Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage- backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses.

  Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

  Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.

  In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

  Zero-coupon securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.

  Premium securities. A Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, a Fund generally will recognize a capital loss if it holds such securities to maturity.

  Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

  Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.


  Defensive Strategies. In certain circumstances market conditions may, in the Adviser's judgment, make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's") (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategy.

                              INVESTMENT PRACTICES

BORROWINGS

  Each Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although no Fund expects to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


  Each Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a Fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



  Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Each Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases a Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if such Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

                       DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:


  A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

  2. Nature of and provisions of the obligation:

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


                     1. LONG-TERM DEBT -- INVESTMENT GRADE


  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

  AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

  A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

  BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.


                               SPECULATIVE GRADE


  BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER


  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


                               3. PREFERRED STOCK


  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  ii. Nature of, and provisions of, the issuer.

  iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

  A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

  BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

  "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  C: A preferred stock rated "C" is a nonpaying issue.

  D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

  NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


  MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:



                               1. LONG-TERM DEBT


  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                               2. SHORT-TERM DEBT


  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  -- Leading market positions in well-established industries.

  -- High rates of return on funds employed.

  -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  -- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

  -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK


  Preferred stock rating symbols and their definitions are as follows:

  AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

  BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

  C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             TRUSTEES AND OFFICERS



  The Declaration of Trust of the Trust provides that the Board of Trustees shall consist of not less than three nor more than eleven trustees. The Funds do not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board of Trustees by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.



  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five years and their affiliations, if any, with the Adviser, Van Kampen Investment Advisory Corp. ("Advisory Corp.") and Van Kampen Asset Management Inc. ("Asset Management") (the Adviser, Advisory Corp. and Asset Management are referred to herein collectively as the "Advisers"), Van

Kampen Funds Inc. (the "Distributor"), Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Advisors Inc., Van Kampen Investor Services Inc. ("Investor Services"), Van Kampen Merritt Equity Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company and Van Kampen Exchange Corp.. Unless otherwise noted the address of each of the Trustees and Officers is 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555.


  The following sets forth the names, ages, principal occupations and other information regarding the Trustees.


                                                       PRINCIPAL OCCUPATIONS OR
        NAME, ADDRESS AND AGE                         EMPLOYMENT IN PAST 5 YEARS
        ---------------------                         --------------------------
David C. Arch........................  Trustee. Mr. Arch is Chairman and Chief Executive Officer
1800 Swift Drive                       of Blistex Inc., a consumer health care products
Oak Brook, IL 60521                    manufacturer, a Director of Elmhurst College and the
  Date of Birth 07/17/45               Illinois Manufacturers' Association, Mr. Arch is also a
                                       Trustee, Director or Managing General Partner of other
                                       investment companies advised by the Advisers.
Rod Dammeyer.........................  Trustee. Mr. Dammeyer is Managing Partner of Equity Group
Two North Riverside Plaza              Corporate Investments, a company that makes private
Chicago, IL 60606                      equity investments in other companies, and Vice Chairman
  Date of Birth 11/05/40               and Director of Anixter International Inc., a value-added
                                       provider of integrated networking and cabling solutions
                                       that support business information and network
                                       infrastructure requirements (employed by Anixter since
                                       1985). He is also a member of the Board of Directors of
                                       TeleTech Holdings Inc., Metal Management, Inc.,
                                       Stericycle, Inc., Transmedia Networks, Inc., Jacor
                                       Communications, Inc., CNA Surety, Corp., IMC Global Inc.,
                                       Antec Corporation, Groupo Azucarero Mexico (GAM) and Kent
                                       State University Foundation. Prior to 1998, Mr. Dammeyer
                                       was a Director of Lukens, Inc., Capsure Holdings Corp.,
                                       Revco D.S., Inc. the Chase Manhattan Corporation National
                                       Advisory Board and Sealy, Inc. Prior to 1997, Mr.
                                       Dammeyer was President, Chief Executive Officer and a
                                       Director of Great American Management & Investment, Inc.,
                                       a diversified manufacturing company and a Director of
                                       Santa Fe Energy Resources, Inc., Falcon Building
                                       Products, Inc., Lomas Financial Corporation, Santa Fe
                                       Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios
                                       Financieros Quadrum, S.A. Mr. Dammeyer is also a Trustee,
                                       Director or Managing General Partner of other investment
                                       companies advised by the Advisers.
Howard J Kerr........................  Trustee. Prior to 1998, Mr. Kerr was the President and
736 North Western Ave.                 Chief Executive Officer of Pocklington Corporation, Inc.,
P.O. Box 317                           an investment holding company. Mr. Kerr is a Director of
Lake Forest, IL 60045                  Canbra Foods, Ltd., a Canadian oilseed crushing,
  Date of Birth 11/17/35               refining, processing and packaging operation. Mr. Kerr is
                                       a Trustee, Director or Managing General Partner of other
                                       investment companies advised by the Advisers.

                                                       PRINCIPAL OCCUPATIONS OR
        NAME, ADDRESS AND AGE                         EMPLOYMENT IN PAST 5 YEARS
        ---------------------                         --------------------------
Dennis J. McDonnell*.................  President, Chairman of the Board and Trustee. Mr.
1 Parkview Plaza                       McDonnell is Executive Vice President and a Director of
PO Box 5555                            Van Kampen President, Chief Operating Officer and a
Oakbrook Terrace,                      Director of the Advisers, Van Kampen Advisors Inc.
IL 60181-5555                          ("Advisors Inc.") and Van Kampen Management Inc.
  Date of Birth 05/20/42               ("Management Inc."). He is also an Executive Vice
                                       President of Van Kampen Investments. Prior to April of
                                       1997, he was a Director of Van Kampen Merritt Equity
                                       Holding Corp. Prior to September of 1996, Mr. McDonnell
                                       was Chief Executive Officer and Director of MCM Group,
                                       Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific
                                       Company, Limited and MCM (Europe) Limited. Prior to
                                       November 1996, Executive Vice President and a Director of
                                       VK/AC Holdings. Prior to July of 1996, Mr. McDonnell was
                                       President, Chief Operating Officer and Trustee of VSM
                                       Inc. and VCJ Inc. Trustee, Chief Executive Officer and
                                       Executive Vice President of certain open-end and
                                       closed-end investment companies advised by the Advisers.
Dr. Steven Muller....................  Trustee. President Emeritus of The Johns Hopkins
The Johns Hopkins University           University, Director of Beneficial Corporation (bank
1619 Massachusetts Avenue, N.W.        holding company) and Millipore Corporation
Suite 711                              (biotechnology). Prior to December of 1997, Dr. Muller
Washington, D.C. 20036                 was a Trustee of the Common Sense Trust and Chairman of
  Date of Birth 11/22/27               The 21(st) Century Foundation (public affairs). Prior to
                                       May of 1997, he was a Director of BT Alex. Brown & Sons
                                       (investment banking). Dr. Muller is also a Trustee,
                                       Director or Managing General Partner of other investment
                                       companies advised by the Advisers.
Theodore A. Myers....................  Trustee. Mr. Myers is the Senior Financial Advisor (and
550 Washington Avenue                  prior to 1996, an Executive Vice President and Chief
Glencoe, Illinois 60022                Financial Officer) of Qualitech Steel Corporation, a
  Date of Birth 08/03/30               producer of high quality engineered steels for
                                       automotive, transportation and capital goods industries.
                                       Mr. Myers is a Director of COVA Series Trust of COVA
                                       Financial Life Insurance (formerly known as Xerox Life).
                                       Prior to 1997, Mr. Myers was a Director of McLouth Steel
                                       and a member of the Arthur Andersen Chief Financial
                                       Officer Advisory Committee. Mr. Myers is also a Trustee,
                                       Director or Managing General Partner of other investment
                                       companies advised by the Advisers.

                                                       PRINCIPAL OCCUPATIONS OR
        NAME, ADDRESS AND AGE                         EMPLOYMENT IN PAST 5 YEARS
        ---------------------                         --------------------------
Don G. Powell........................  Trustee. Mr. Powell is currently a member of the board of
3 Wexford Court                        governors and executive committee for the Investment
Houston, TX 77024                      Company Institute, and a member of the Board of Trustees
  Date of Birth 10/19/39               of the Houston Museum of Natural Science. Mr. Powell is
                                       the Immediate past chairman of the Investment Company
                                       Institute. Prior to January 1999, he was Chairman and a
                                       Director of Van Kampen Investments, the Advisers, the
                                       Distributor, Investor Services, Van Kampen Advisors Inc.,
                                       Van Kampen Recordkeeping Services Inc., American Capital
                                       Contractual Services Inc., Van Kampen Merritt Equity
                                       Advisors Corp., Van Kampen Insurance Agency of Illinois
                                       Inc., Van Kampen System Inc., Van Kampen Trust Company,
                                       Van Kampen Services Inc. and Van Kampen Exchange Corp.
                                       Prior to July of 1998, Mr. Powell was Director and
                                       Chairman of VK/AC Holding, Inc. Prior to 1997, he was
                                       Chairman, President and Director of American Capital
                                       Shareholders Corporation. Prior to April of 1997, Mr.
                                       Powell was Chairman, President and Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to July of 1996, he
                                       was Chairman and Director of VSM Inc. and VCJ Inc. Prior
                                       to September 1996, Mr. Powell was Chairman and Director
                                       of McCarthy, Crisanti & Maffei, Inc. and McCarthy,
                                       Crisanti & Maffei Acquisition Corporation. Prior to
                                       November 1996, President, Chief Executive Officer and a
                                       Director of VK/AC Holding, Inc. Mr. Powell is also a
                                       Trustee or Director of other investment companies advised
                                       by the Advisers and their affiliates.
Hugo F. Sonnenschein.................  Trustee. Mr. Sonnenschein is President of the University
5801 South Ellis Avenue                of Chicago. Mr. Sonnenschein is a member of the Board of
Suite 502                              Trustees of the University of Rochester and a member of
Chicago, IL 60637                      its investment committee. Mr. Sonnenschein is a member of
Date of Birth 11/14/40                 the National Academy of Sciences and a fellow of the
                                       American Academy of Arts and Sciences. Mr. Sonnenschein
                                       is also a Trustee, Director or Managing General Partner
                                       of other investment companies advised by the Advisers.
Wayne W. Whalen*.....................  Trustee. Mr. Whalen is a partner in the law firm of
333 West Wacker Drive                  Skadden, Arps, Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                      counsel to certain open end and closed end investment
Date of Birth 08/22/39                 companies advised by the Advisers. Mr. Whalen is also a
                                       Trustee, Director or Managing General Partner of other
                                       investment companies advised by the Advisers.


---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of the Adviser and the Funds by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel for the Funds.


   The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, the Distributor or Van Kampen Investments is paid by the respective entity.

The Funds pays the compensation of all other officers and trustees of the Funds. Funds in the Fund Complex, including the Funds, pay the Trustees who are not affiliated persons of the Adviser, the Distributor or Van Kampen Investments, an annual retainer of $97,500, which retainer is allocated among the funds based on the relative net assets of such funds, and $250 per fund per meeting of the Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Under the Funds' retirement plans, trustees who are not affiliated with the Adviser, the Distributor or Van Kampen Investments, have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit from each Fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Funds' deferred compensation plans, a trustee who is not affiliated with the Adviser, the Distributor or Van Kampen Investments can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Funds or other funds in the Fund Complex selected by the trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of other funds in the Fund Complex in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds.


                               COMPENSATION TABLE


                                                                                   FUND COMPLEX
                                                              ------------------------------------------------------
                                                                  AGGREGATE
                                                                  ESTIMATED
                                                                   PENSION                                TOTAL
                        YEAR FIRST          AGGREGATE           OR RETIREMENT        ESTIMATED        COMPENSATION
                       APPOINTED OR       COMPENSATION        BENEFITS ACCRUED    AGGREGATE ANNUAL   BEFORE DEFERRAL
                        ELECTED TO       BEFORE DEFERRAL         AS PART OF        BENEFITS UPON        FROM FUND
       NAME(1)          THE BOARD       FROM THE TRUST(2)        EXPENSES(3)       RETIREMENT(4)       COMPLEX(5)
       -------         ------------   ---------------------   -----------------   ----------------   ---------------
David C. Arch........      1994              $3,028                $10,861            $97,500           $160,875
Rod Dammeyer.........      1994               3,028                 19,532             97,500            161,125
Howard J Kerr........      1994               3,028                 37,215             96,250            161,125
Steven Muller........      1998                   0                 22,683              7,500            161,125
Theodore A. Myers....      1994               3,028                 66,530             81,750            161,125
Hugo F.
  Sonnenschein.......      1994               3,028                 18,878             97,500            161,125
Wayne W. Whalen......      1994               3,208                 22,126             97,500            160,625


---------------

(1) Messrs. McDonnell and Powell are affiliated person of the Adviser, the Distributor or Van Kampen Investments and do not receive compensation or retirement benefits from the Funds.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trusts' fiscal year ended December 31, 1998. The following trustees deferred compensation from the Trusts' during the fiscal year ended December 31, 1998 as follows: Mr. Dammeyer, $3,028; Mr. Kerr, $3,028; Mr. Sonnenschein, $3,028 and Mr. Whalen, $3,028. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of December 31, 1998 is as follows:
     Mr. Dammeyer, $3,172; Mr. Kerr, $3,172; Mr. Sonnenschein, $3,272 and Mr. Whalen $3,272.



(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit Accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years end in 1998. The retirement plan is described above the table.



(4) The amounts shown in this column represent the sum of the estimated annual benefits payable per year by the operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the compensation table.



(5) The "Fund Complex" currently consists of 41 investment companies (including the Funds) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of the 41 operating investment companies in the Fund Complex for the year ended December 31, 1998 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of such Fund or common shares of other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Trustees are not trustees of other affiliated investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $285,825 for the year ended December 31, 1998.



  The following table sets forth certain information (other than information concerning Messrs. McDonnell and Powell, which is set forth above) concerning the executive officers of the Funds, each of whom holds the same office with each of the other open-end and closed-end investment companies advised by the Adviser, Advisory Corp or Asset Management. The officers serve for one year or until their respective successors are chosen and qualified. Each Fund's officers receive no compensation from the Fund but are officers of the Adviser or Van Kampen Investments or its affiliates and receive compensation in such capacities.


                                    OFFICERS




                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------

Peter W. Hegel..............  Vice President                Executive Vice President of the
  Date of Birth: 06/25/56                                   Advisers, Van Kampen Management Inc.
                                                            and Van Kampen Advisors Inc. Prior to
                                                            September 1996, Director of McCarthy,
                                                            Crisanti & Maffei, Inc. Prior to July
                                                            1996, Director of VSM Inc. Vice
                                                            President of each of the Van Kampen
                                                            Funds and other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------
Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers
  2500 Post Oak Blvd.         Accounting Officer            and Van Kampen Investments. Vice
  Houston, TX 77056                                         President and Chief Accounting Officer
  Date of Birth: 08/04/46                                   of each of the Van Kampen Funds and
                                                            other investment companies advised by
                                                            the Advisers or their affiliates.

John L. Sullivan............  Vice President, Treasurer     Senior Vice President of the Advisers,
  Date of Birth: 08/20/55     and Chief Financial Officer   Van Kampen Management Inc., and Van
                                                            Kampen Investments. Treasurer and
                                                            Chief Financial Officer of each of the
                                                            Van Kampen Investments Funds and other
                                                            investment companies advised by the
                                                            Advisers and their affiliates.

Edward C. Wood III..........  Vice President                Senior Vice President of the Advisers,
  Date of Birth: 01/11/56                                   Van Kampen Investments, the
                                                            Distributor Van Kampen Insurance
                                                            Agency of Illinois Inc. and Van Kampen
                                                            Management Inc. Vice President of each
                                                            of the Van Kampen Funds and other
                                                            investment companies advised by the
                                                            Advisers and their affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers and Van
  2500 Post Oak Blvd.                                       Kampen Investments. Controller of each
  Houston, TX 77056                                         of the Van Kampen Funds and other
  Date of Birth: 11/19/59                                   investment companies advised by the
                                                            Advisers and their affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President, Associate General
  Date of Birth: 03/01/65                                   Counsel and Assistant Secretary of Van
                                                            Kampen Investments, the Distributor,
                                                            the Advisers, Van Kampen Advisors Inc.
                                                            and Van Kampen Management Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen Funds and other investment
                                                            companies advised by the Advisers and
                                                            their affiliates.

                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of Van
                                                            Kampen Investments. Senior Vice
                                                            President, Deputy General Counsel and
                                                            Secretary of the Advisers, the
                                                            Distributor, Van Kampen Management
                                                            Inc., Van Kampen Advisors Inc.,
                                                            American Capital Contractual Services,
                                                            Inc., Van Kampen Exchange Corporation,
                                                            Van Kampen Investor Services Inc., Van
                                                            Kampen Insurance Agency of Illinois
                                                            Inc., Van Kampen System Inc. and Van
                                                            Kampen Recordkeeping Services Inc.
                                                            Prior to July of 1998, Mr. Martin was
                                                            Senior Vice President, Deputy General
                                                            Counsel and Assistant Secretary of
                                                            VK/AC Holding, Inc. Prior to April of
                                                            1998, Senior Vice President, Deputy
                                                            General Counsel and Secretary of Van
                                                            Kampen Equity Advisors Corp. Prior to
                                                            April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary
                                                            of Van Kampen Services Inc. and Van
                                                            Kampen Merritt Equity Holdings Corp.
                                                            Prior to September 1996, Deputy
                                                            General Counsel and Secretary of
                                                            McCarthy, Crisanti & Maffei, Inc.
                                                            Prior to July 1996, Senior Vice
                                                            President, Deputy General Counsel and
                                                            Secretary of VSM Inc. and VCJ Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen Funds and other investment
                                                            companies advised by the Advisers and
                                                            their affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General
  Date of Birth: 06/15/56                                   Counsel and Assistant Secretary of Van
                                                            Kampen Investments, the Advisers, the
                                                            Distributor, Van Kampen Management
                                                            Inc. and Van Kampen Advisors Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen Funds and other investment
                                                            companies advised by the Advisers and
                                                            their affiliates.

Steven M. Hill..............  Assistant Treasurer           Vice President of Advisers Van Kampen
  Date of Birth: 10/16/64                                   Management Inc. and Van Kampen
                                                            Investments. Assistant Treasurer of
                                                            each of the Van Kampen Funds and other
                                                            investment companies advised by the
                                                            Advisers and their affiliates.

                                     POSITIONS AND                  PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                 DURING PAST 5 YEARS
        ------------               -----------------                ---------------------
M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the
2800 Post Oak Blvd.                                         Advisers, Van Kampen Management Inc.
Houston, TX 77056                                           and Van Kampen Investments. Assistant
  Date of Birth: 03/30/33                                   Controller of each of the Van Kampen
                                                            Funds and other investment companies
                                                            advised by the Advisers and their
                                                            affiliates.
Edward A. Treichel..........  Vice President                Senior Vice President of the Adviser
  Date of Birth: 08/21/43                                   and an Agent of Van Kampen Funds Inc.
John M. McCareins...........  Vice President                First Vice President of the Adviser
  Date of Birth: 01/31/49                                   and an Agent of Van Kampen Funds Inc.
Michael P. Kamradt..........  Vice President                First Vice President of the Adviser
  Date of Birth: 05/14/56                                   and Van Kampen Management and an agent
                                                            of Van Kampen Funds Inc.



  With respect to each Fund, as of April , 1999, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. At such date, the "interested persons" of the Fund as a group owned an aggregate of less than 5% of the outstanding shares of the Fund and no person owned 5% or more of the outstanding shares of the Fund except as noted below.



                                  NAME AND ADDRESS OF                   AMOUNT OF          PERCENT OF
        FUND                        BENEFICIAL OWNER               BENEFICIAL OWNERSHIP       FUND
        ----                      -------------------              --------------------    ----------
ACTIVE CORE FUND         Wendel & Co.                                                             %
                         FBO General Income Trust
                         C/O Bank of NY Mutual FD Reorg Dept
                         PO Box 1066 Wall Street Station
                         New York, NY 10286
                         Wendel & Co.                                                             %
                         FBO Klukwan Inc. Permanent Fund
                         C/O Bank of NY Mutual FD Reorg Dept
                         PO Box 1066 Wall Street Station
                         New York, NY 10286
LIMITED DURATION FUND    Jerry McCall TR                                                          %
                         Plumbers Local Union Number 68
                         Group Protection PL DTD 1981
                         PO Box 8746
                         Houston, TX 77249-8746
                         Jerry McCall TR                                                          %
                         UA Plumbers Local Union 68
                         Apprenticeship Fund
                         DTD 03/29/56
                         PO Box 8746
                         Houston, TX 77249-8746



  Those entities which own more than 25% of the outstanding shares of any Fund would be deemed to control the Fund within the meaning of the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen Management Inc. (the "Adviser") is the investment adviser for each of the Funds. The Adviser provides investment advice to a wide variety of institutional, individual and investment company clients and, together with its affiliates, had aggregate assets under management or supervision of more than $75 billion. The Adviser was incorporated as a Delaware corporation in 1990.



  The investment advisory agreement between the Adviser and each Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers and dealers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Adviser.


  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which each Fund is a series, to whom the Adviser renders periodic reports of each Fund's investment activities. Each Fund pays the Adviser a fee (accrued daily and paid monthly) equal to a percentage of its respective average daily net assets as follows:

                                                   AVERAGE
                                                    DAILY                   % PER
                 FUND                            NET ASSETS                 ANNUM
                 ----                            ----------                 -----
Active Core Fund......................    Up to one billion dollars         0.30%
                                          Thereafter                        0.25%
Limited Duration Fund.................    Up to one billion dollars         0.30%
                                          Thereafter                        0.25%

  Each Fund's investment advisory agreement with the Adviser dated May 31, 1997 was approved by the shareholders of each respective Fund on May 28, 1997. Each agreement will continue until May 31, 1999, and will remain in effect from year to year if specifically approved by the Trustees of the Trust or the Fund's shareholders and by the disinterested Trustees of the Trust in compliance with the requirements of the 1940 Act. Each agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.


  Subject to the expense limitations discussed below, each Fund has agreed to assume and pay the charges and expenses of its operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Trust, the Adviser or the Distributor), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of trustee and officer errors and omissions insurance, reports and notices to shareholders, costs of registering shares of the Funds under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state, foreign or other governmental agencies.


  EXPENSE LIMITATION. In the interest of limiting the overall expenses of the Funds, the Adviser has agreed to waive fees or reimburse each Fund for certain expenses, such that certain expenses of each Fund, including the advisory fees (but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary costs and expenses) will not exceed the following amounts (expressed as a percentage of average net assets on an annual basis).


Active Core Fund............................................    0.40%
Limited Duration Fund.......................................    0.40%

  Fees foregone or payments made by the Adviser with respect to a Fund pursuant to the expense limitation are contingent liabilities of a Fund which are subject to potential reimbursement by that Fund to the Adviser, provided that such reimbursement may be made without causing the annual expense ratio of the Fund to exceed the applicable limitation set forth above, or such lower amount as may be imposed by any state expense limitation to which the Trust is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.


  Each Advisory Agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limits prescribed by any State in which the Fund shares are offered for sale.


  In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of a Fund.


  The Adviser has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to the Adviser without causing that Fund's expense ratio to exceed 0.40%, that Fund may be required to reimburse the Adviser for fees waived or expenses assumed within the previous four years. Therefore, these expenses totaling [$137,325 and $151,534] for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.


OTHER AGREEMENTS


  FUND ACCOUNTING AGREEMENT. The Fund has also entered into a Fund accounting agreement pursuant to which the Advisory Corp. provides accounting services. Such services are expected to enable the Funds to more closely monitor and maintain its accounts and records. The Funds shares together with the other Van Kampen funds advised by the Adviser, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc. and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.


  For the period ended December 31, 1998, after expense reimbursement the Funds
paid $          for the cost of providing accounting services for each Fund.



  LEGAL SERVICES AGREEMENT. The Funds and each of the Van Kampen Investments funds advised by Van Kampen Investment Advisory Corp., and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen Investments can render such legal services on a more cost effective basis than other providers of such services. Payment by the Funds for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the period ended December 31, 1998, Van Kampen Investments waived its cost of providing legal services for each Fund.


CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, PO Box 1713, Boston, MA 02105-1713, is the custodian of each Fund and has custody of all securities and cash of each Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each respective Fund.



  The independent accountants for each Fund are KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601. The selection of independent accountants will be subject to ratification by the shareholders of each Fund at any annual meeting of shareholders.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Funds' portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.



  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Funds and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Funds effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Funds' shares.



  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among the Funds and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Funds and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the

Trustees will consider from time to time whether the advisory fee for the Funds will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



  The Funds paid the following commissions to all brokers and affiliated brokers during the periods shown:



ACTIVE CORE FUND



                                                                            Affiliated Brokers
                                                                            ------------------
                                                                 All         Morgan      Dean
                                                               Brokers      Stanley     Witter
                                                               -------      -------     ------
Commissions Paid:
Fiscal Year ended December 31, 1998.......................    $             $             $
Fiscal Year ended December 31, 1997.......................                     0         0
Fiscal Year ended December 31, 1996.......................                               0
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions.........                        --     --
  Value of brokerage transactions with affiliate to total
     transactions.........................................                        --     --



LIMITED DURATION FUND



                                                                            Affiliated Brokers
                                                                            ------------------
                                                                 All         Morgan      Dean
                                                               Brokers      Stanley     Witter
                                                               -------      -------     ------
Commissions Paid:
Fiscal Year ended December 31, 1998.......................    $             $             $
Fiscal Year ended December 31, 1997.......................                     0         0
Fiscal Year ended December 31, 1996.......................                               0
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions.........                        --     --
  Value of brokerage transactions with affiliate to total
     transactions.........................................                        --     --



  State securities laws may differ from the interpretations of federal law expressed herein.


                                    TAXATION

TAXATION OF THE FUNDS

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom (Illinois) and reflects applicable tax laws as of the date of this Statement of Additional Information.

  Each Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If a Fund so qualifies and distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to its shareholders. Each Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. Each Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  In order to avoid a 4% excise tax, a Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income determined in general on an October 31 year end, plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

  If a Fund failed to qualify as a regulated investment company, the Fund would be subject to tax on its income at corporate tax rates, without deduction for any distribution to its shareholders, thereby materially reducing the amount of any cash available for distribution to its shareholders. In addition, among other things, capital gains of the Fund would not pass through to the shareholders, and distributions to shareholders would be treated as dividends, return of capital (to the extent of a shareholder's tax basis in its shares) or gain derived from the sale or exchange of property. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of a Fund and affect the holding period of the securities held by a Fund and the character of the gains or losses realized by a Fund. These provisions may also require a Fund to recognize income or gain without receiving the cash necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Fund may have to dispose of securities that it would otherwise have continued to hold.

TAXATION OF SHAREHOLDER DISTRIBUTIONS


  Distributions of a Fund's net investment income are taxable to shareholders as ordinary income, whether paid in cash or shares. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of a Fund's net capital gains ("capital gain dividends"), if any, are taxable to a shareholder as long-term capital gains regardless of the length of time the shares have been held by such holder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year, will be treated as having been distributed by a Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  Distributions attributable to any dividend income earned by a Fund will be eligible for the dividends received deduction for corporations if certain requirements of the Code are satisfied. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consist of securities the interest on which is exempt from federal income tax. However, neither Fund expects to invest a sufficient amount of its assets in such securities so as to be qualified to pay exempt-interest dividends.

  Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Each Fund is required, in certain circumstances, to withhold 31% of ordinary income and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification numbers (in the case of any individual, his or her social security number) together with certain required certifications or who are otherwise subject to backup withholding.

SALE OF SHARES

  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by each Fund with respect to its fiscal year ended December 31, 1998. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.



  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws.


                                THE DISTRIBUTOR


  Shares of each Fund are offered on a continuous basis through Van Kampen Funds Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Distributor is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.



  Pursuant to a distribution agreement, the Distributor will purchase shares of the Funds for resale to the public, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Funds' shares and how the Funds' shares are priced is contained in the Prospectus and below under the captions "How to Buy Shares," "How to Sell Shares" and "Shareholder Services."



                                 TRANSFER AGENT



  The Funds' transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal years ended December 31, 1998, 1997 and 1996 for the Active Core Fund Investor Services received fees
aggregating $       , $       and $       , respectively, for these services.
During the fiscal years ended December 31, 1998, 1997 and 1996 for the Limited
Duration Fund, Investor Services received fees aggregating $       , $       and
$       , respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                                 LEGAL COUNSEL


  Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            PERFORMANCE INFORMATION


  From time to time advertisements and other sales materials for the Funds may include information concerning the historical performance of the Funds. Any such information will include the average total return calculated on a compounded basis for specified periods of time.


  Such advertisements and sales literature may also include a yield quotation, which is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share earned during such period by a Fund's maximum offering price per share on the last day of such period. A Fund's net investment income per share is determined by taking the interest attributable to shares earned by a Fund during the period, subtracting the expenses attributable to shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC.

  In addition, the Funds may include in advertisements or other sales literature information regarding the past performance of certain types of investments or market indices. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications. From time to time, a Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time, the Funds may utilize sales literature that includes hypotheticals.


  Each Fund calculates average compounded total return by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of an investment in a given Fund at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.


  Total return figures utilized by the Funds are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Funds may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Funds from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given Fund at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  From time to time, the Funds may include in sales literature and shareholder reports a quotation of the current "distribution rate." Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund.


  The average annual total return for the Active Core Fund for (i) the one year
period ended December 31, 1998 was      % and (ii) the approximately one-year
and eight-month period from April 23, 1996 (the commencement of investment
operations of the Fund) through December 31, 1998 was      %. The cumulative
non-standardized total return from the Fund's inception to December 31, 1998 was %.



  The average annual total return for the Limited Duration Fund for (i) the
one-year period ended December 31, 1998 was      % and (ii) the approximately
one year and eight-month period from April 23, 1996, (the commencement of
investment operations of the Fund) through December 31, 1998 was      %. The
cumulative non-standardized total return from the Fund's inception to December
31, 1998 was       %.


                               HOW TO BUY SHARES


  Shares of each Fund are offered at a price equal to net asset value per share, without a sales charge. The minimum initial investment is $500,000. The minimum subsequent investment is $25,000. The Funds offer their shares to the public on a continuous basis through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Distributor receives no compensation for this service.


  In addition, investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. These transactions will be effected only if the Adviser intends to retain the securities in the Fund as an investment. Assets so purchased by a Fund will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice with respect to any Fund at any time without notice.

  OTHER PURCHASE INFORMATION. Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.

  The Trust reserves the right, in its sole discretion and without prior notice, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund; to waive the minimum investment requirement for certain investors; and to redeem shares if information provided in the Account Application should prove to be incorrect in any material manner.

  Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. The Funds are not registered or qualified for sale in all jurisdictions. Potential investors should contact the Distributor at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555 or call the Explorer Institutional FundsSM at (800) 822-3699 to determine whether a Fund is registered or qualified for sale in their particular jurisdiction.


                               HOW TO SELL SHARES


  WRITTEN REDEMPTION REQUEST. Shareholders may sell shares without charge at any time by mailing a written redemption request in proper form to the "Transfer Agent" Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256 Attn: Explorer Institutional FundsSM. The request should indicate the number of shares to be redeemed of a particular Fund and identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000 or if the redemption proceeds will be sent to an address other than the address of record, the signature(s) must be guaranteed by a member firm of a principal stock exchange, a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation (the "FDIC"), a credit union or a savings association. The guarantee must state the words "Signature Guaranteed" along with the name of the granting institution. Shareholders should verify with the institution that it is an eligible guarantor prior to signing. A guarantee from a notary public is not acceptable. If certificates are held for the shares being redeemed, such certificates must be sent and endorsed for transfer or accompanied by an endorsed stock power. Share certificates should be sent by registered mail to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. Shareholders will receive the net asset value per share next computed after the Transfer Agent receives the redemption request and certificates (if any) in proper form.



  TELEPHONE REDEMPTIONS. Shareholders may sell shares without charge by calling their Fund at (800) 822-3699 before 4:00 p.m. Central time to request a redemption. There is a $50,000 minimum per request if the redemption proceeds are to be mailed to the shareholder or wired to a bank. Prior to redeeming shares by telephone the "Expedited Telephone Redemption" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed by the shareholder and be on file with the Transfer Agent. The signature(s) on the Authorization must be guaranteed by a member firm of a principal stock exchange, a commercial bank or trust company which is a member of the FDIC, a credit union or a savings association unless the Authorization is completed at the time an account is originally established. The guarantee must state the words "Signature Guaranteed" along with the name of the granting institution. Shareholders should verify with the institution that it is an eligible guarantor prior to signing. A guarantee from a notary public is not acceptable. A redemption requested by telephone will be processed at the net asset value next determined after the request is received. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as requested on the Authorization. Shareholders cannot redeem shares by telephone if certificates are held for those shares. This service is not available with respect to shares held in an Individual Retirement Account for which State Street Bank and Trust Company acts as custodian. In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.

  By establishing the telephone redemption service, a shareholder authorizes, the Trust, the Funds, the Distributor or Van Kampen Investor Services Inc. ("Investor Services") to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account or such other address as is listed in the Authorization. The Funds, the Trust, the Distributor and Investor Services employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to redeem shares by telephone to provide, on a recorded line, the name on the account, a social security number or tax identification number and such additional information as may be included in the Authorization. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request. This service may be amended or terminated at any time by the Trust, the Funds, the Distributor or Investor Services. If an investor is unable to reach a Fund by telephone, he or she may redeem shares pursuant to the procedures set forth above under the caption "Written Redemption Request." During periods of extreme economic or market changes, it may be difficult for investors to reach the Fund by telephone and to effect telephone redemptions.


  A Fund will not honor a request for redemption, whether in writing or by telephone, until it has confirmed receipt of good funds with respect to the purchase of such shares.

  GENERAL. When shares are redeemed by a Fund, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to shareholders within one business day after a redemption request or repurchase order and share certificates (if any) are received in proper form as set forth above. Wire transfers from a Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the shareholder within one business day. In each case, the Trust reserves the right to take up to seven days to mail or wire redemption proceeds. If any shares are redeemed or repurchased shortly after purchase, a Fund will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.

  The right of redemption or resale to a Fund may be suspended or the date of payment postponed during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.

  Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $250,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $250,000.


  Neither the Trust, the Funds, the Distributor nor Investor Services will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectus or this Statement of Additional Information.


  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $2,000,000 or 1.00% of the respective Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of each Fund, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the respective Fund in lieu of cash. It is unlikely that shares will be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                              SHAREHOLDER SERVICES

  EXCHANGE PRIVILEGE. Any shares of a Fund which have been registered in a shareholder's name for at least 15 days may be exchanged for shares of any other Fund of the Explorer Institutional FundsSM which are then available for sale. Under the exchange privilege, the Funds offer to exchange their respective shares on the basis of relative net asset value per share.


  In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least $250,000 (unless prior approval has been obtained from the Trust). Shareholders will be able to effect an exchange by telephone by calling a Fund at (800) 822-3699 prior to 4:00 p.m. Central Standard time and requesting the exchange. The exchange will be processed at the net asset values of the respective Fund next determined after receipt of such request. By utilizing the telephone exchange service, a shareholder authorizes the Trust or Investor Services to act upon the instructions of any person by telephone to exchange shares from any account of a Fund for which such service has been authorized to any identically registered account(s) with any other Fund. The Funds, the Trust, the Distributor and Investor Services employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to exchange shares by telephone to provide, on a recorded line, the name on the account, a social security or tax identification number and such additional information as may be necessary or appropriate. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request. This service may be amended or terminated at any time by Investor Services or the Trust. If a shareholder has certificates for any shares being exchanged, such certificates must be surrendered prior to the exchange in the same manner as in redemption of such shares. See "How to Sell Shares--Telephone Redemptions." Any shares exchanged between a Fund and any of the other Funds will begin earning dividends on the next business day after the exchange is effected. Before effecting an exchange, shareholders in a Fund should obtain and read a current prospectus of the Fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.


  An exchange between Funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short- or long-term capital gain or loss may be realized.

  The exchange privilege may be modified or terminated at any time, subject to the requirement that the Funds give prominent notice thereof at least 60 days prior to the effective date of the modification or termination in certain circumstances. The Funds reserve the right to limit the number of times a shareholder may exercise the exchange privilege.

                   INSTRUCTIONS REGARDING BACKUP WITHHOLDING

  You may be, or may have been, notified that you are subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), because you have under-reported interest or dividends or you were required to but failed to file a return which would have included a reportable interest or dividend payment. IF YOU HAVE BEEN SO NOTIFIED AND YOU HAVE NOT RECEIVED A SUBSEQUENT NOTICE FROM THE INTERNAL REVENUE SERVICE ADVISING YOU THAT BACKUP WITHHOLDING HAS BEEN TERMINATED, YOU MUST STRIKE OUT THE LANGUAGE ON THIS APPLICATION FORM CERTIFYING THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

  Caution: There are other situations where you may be subject to backup withholding. Please read these instructions carefully.

BACKUP WITHHOLDING

  The Fund must generally withhold 31% of taxable interest, dividend, and certain other payments if you are subject to backup withholding. You are subject to backup withholding if:

          (1) You fail to furnish your taxpayer identification number to the Fund, OR

          (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

          (3) You are notified that you are subject to backup withholding (under section 3406(a)(1)(C) of the Code), OR

          (4) You fail to certify to the Fund that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

  To prevent backup withholding on these payments be sure to notify the Fund of your correct taxpayer identification number and properly certify that you are not subject to backup withholding under section 3406(a)(1)(C) of the Code. You should use this application form for this purpose.

  If you are subject to backup withholding and you strike out the language on this application form certifying that you are not subject to backup withholding, you should nonetheless provide your correct taxpayer identification number to the Fund and certify that it is correct.

TAXPAYER IDENTIFICATION NUMBER

  The taxpayer identification number is the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If you have any questions about what number to provide, contact the Transfer Agent at the address or telephone number set forth at the top of this application form.

  Certain entities and certain payments are exempted from backup withholding. If you think you may be exempt, contact the Transfer Agent at the address or telephone number set forth at the top of this application form.

  If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for

Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write "applied for" in place of your number. When you get a number, submit a new application form to the Fund. If you do not provide your taxpayer identification number to the Fund within 60 days, backup withholding will begin and continue until you furnish your taxpayer identification number to the Fund.

  You may be subject to penalties if you fail to furnish your taxpayer identification number, provide false information or falsify information with respect to backup withholding.

                                                          INDIVIDUAL APPLICATION
--------------------------------------------------------------------------------


1   ACCOUNT REGISTRATION



                                                            Mail Application to:
    INITIAL INVESTMENT($500,000 Minimum)                    Edward Treichel, Sr., VP
    Wire instructions will be supplied upon receipt of      EXPLORER INSTITUTIONAL FUNDS(SM)
    application Explorer Institutional                      Institutional Asset Management
    Active Core Fund Amount: $                              4th Floor
                             ------------                   1 Parkview Plaza
    Explorer Institutional Limited Duration Fund            PO Box 5555
    Amount: $                                               Oakbrook Terrace, IL 60181-5555
            ------------                                    Phone # 1-800-822-3699
    -------------------------------------------------------------------------------------------------
    A. INDIVIDUAL OR JOINT TENANTS                          SOCIAL SECURITY NUMBER

    --------------------------------------------------      ------------------------------------------
    FIRST            MIDDLE             LAST
                                                            Registration will be "Joint Tenants with
                                                            Right of Survivorship" unless otherwise
                                                            specified here:

    --------------------------------------------------      ------------------------------------------
    FIRST            MIDDLE             LAST

    B. ADDRESS

    --------------------------------------------------      ------------------------------------------
    STREET OR P.O. BOX                                      TELEPHONE (DURING THE DAY)

    --------------------------------------------------      ------------------------------------------
    CITY             STATE           ZIP CODE               CITIZEN OF
    ===================================================================================================
2   DISTRIBUTIONS All distributions are reinvested in shares of the Fund unless you elect otherwise.
    [ ] Payment Order. Dividends and redemptions should be wired to the following bank rather than the registered owner.

    --------------------------------------------------      ------------------------------------
    BANK NAME                                                            ACCOUNT NUMBER
    --------------------------------------------------

    --------------------------------------------------
    ADDRESS
    --------------------------------------------------
    CITY             STATE           ZIP CODE


================================================================================
3 AUTOMATED ACCOUNT SERVICES (This section must be completed or redemption requests can only be accepted in writing)

    A. EXPEDITED TELEPHONE REDEMPTIONS

   [ ] I authorize the Fund, upon receipt of instructions received by telephone from any person, to redeem shares from my account to wire the proceeds of redemptions to my commercial bank account as follows. I understand, as set forth in the prospectus, that shareholders bear the risk of loss with respect to fraudulent telephone redemptions (subject to the terms and conditions set forth in the prospectus).

       Wires: Minimum $
                       ---------------.

    B. AUTOMATED DIVIDEND PROGRAMS

       I authorize the Fund to:

   [ ] Deposit distributions from my Fund Account into the bank account indicated (subject to the terms and conditions outlined in the Prospectus). NOTE: IF NAME OF BANK ACCOUNT IS OTHER THAN THE
       REGISTRATION OWNER OF THE FUND ACCOUNT, THE SIGNATURE GUARANTEE IN #4 MUST BE COMPLETED.
================================================================================

--------------------------------------------------------------------------------

4   SIGNATURE AND BACKUP WITHHOLDING CERTIFICATE

    I certify that I am of legal age and have received and read the Fund's current prospectus. Under penalty of perjury, I certify that (1) the number shown on this application form is the correct taxpayer identification number and (2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                                                                    Signature Guarantee (if required)
      ---------------------------------------    ---------------------       ------------------------------------------------

      SIGNATURE                                  DATE
      ---------------------------------------    ---------------------       ------------------------------------------------
      JOINT OWNER                                DATE


    You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

5   COMPLETED BY ACCOUNT EXECUTIVE



      -----------------------------------------------------       ---------------------------------
      NAME OF VAN KAMPEN ACCOUNT EXECUTIVE                        TELEPHONE

      -----------------------------------------------------
      OFFICE LOCATION




                                                                                   VK Account Number/Date
                                                                      ------------------------------------------------

                                                                      ------------------------------------------------

                                                       INSTITUTIONAL APPLICATION
--------------------------------------------------------------------------------

1   ACCOUNT REGISTRATION

                                                                    Mail Application to:
      INITIAL INVESTMENT($500,000 Minimum)                          Edward Treichel, Sr., VP
      Wire instructions will be supplied upon receipt of            EXPLORER INSTITUTIONAL FUNDS(SM)
      application                                                   Institutional Asset Management
      Explorer Institutional Active                                 4th Floor
      Core Fund (7481)                  Amount: $_____________      1 Parkview Plaza
                                                                    PO Box 5555
      Explorer Institutional Limited                                Oakbrook Terrace, IL 60181-5555
      Duration Fund (7482)              Amount:$______________      Phone # 1-800-822-3699
      ------------------------------------------------------------


    A. CORPORATION, ORGANIZATION, PARTNERSHIP, FIDUCIARY, TRUST, ETC.

--------------------------------------------------  -------------------------
    NAME                                            TAX IDENTIFICATION NUMBER

--------------------------------------------------  -----------------------
    NAME(S) OF TRUSTEES/BENEFICIARY(IES) TO BE      DATE OF TRUST AGREEMENT
    INCLUDED IN REGISTRATION

--------------------------------------------------------------------------------
2 DISTRIBUTIONS All distributions are reinvested in shares of the Fund unless you elect otherwise.
    [ ] Payment Order. Dividends and redemptions should be wired to the following bank rather than the registered owner.


      ------------------------------------------------------------       ------------------------------------
      BANK NAME                                                                     ACCOUNT NUMBER

      ------------------------------------------------------------
      ADDRESS

      ------------------------------------------------------------
      CITY                   STATE                   ZIP CODE

--------------------------------------------------------------------------------
3 AUTOMATED ACCOUNT SERVICES (This section must be completed or redemption requests can only be accepted in writing)

    A. EXPEDITED TELEPHONE REDEMPTIONS

    [ ] I authorize the Fund, upon receipt of instructions received by telephone from any person, to redeem shares from my account to wire the proceeds of redemptions to my commercial bank account as follows. I understand, as set forth in the prospectus, that shareholders bear the risk of loss with respect to fraudulent telephone redemptions (subject to the terms and conditions set forth in the prospectus).

        Wires: minimum $ ______________.

    B. AUTOMATED DIVIDEND PROGRAMS

       I authorize the Fund to:

    [ ] Deposit distributions from my Fund Account into the bank account indicated (subject to the terms and conditions outlined in the Prospectus). NOTE: IF NAME OF BANK ACCOUNT IS OTHER THAN THE REGISTERED OWNER OF THE FUND ACCOUNT, THE SIGNATURE GUARANTEE IN #4 MUST BE COMPLETED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4   SIGNATURE AND BACKUP WITHHOLDING CERTIFICATE

    I certify that I am of legal age and have received and read the Fund's current prospectus. Under penalty of perjury, I certify that (1) the number shown on this application form is the correct taxpayer identification number and (2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                                                                  Signature Guarantee (if required)
    ---------------------------------------    ---------------------      ------------------------------------------------
    SIGNATURE                                  DATE

    ---------------------------------------    ---------------------      ------------------------------------------------
    JOINT OWNER                                DATE


    You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
    ----------------------------------------------------------------------------

5   COMPLETED BY ACCOUNT EXECUTIVE



    -----------------------------------------------------       ---------------------------------
    NAME OF VAN KAMPEN ACCOUNT EXECUTIVE                        TELEPHONE

    -----------------------------------------------------
    OFFICE LOCATION




                                                                                   VK Account Number/Date
                                                                      ------------------------------------------------

                                                                      ------------------------------------------------


--------------------------------------------------------------------------------

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.





      (a)(1)    Agreement and Declaration of Trust(1)
          (2)   Form of Amendment to the Agreement and Declaration of Trust(2)
          (3)   Amended Certificate of Designation -- Active Core Fund(3)
          (4)   Amended Certificate of Designation -- Limited Duration Fund(3)
      (b)       By-Laws of the Registrant(1)
      (c)       Form of Specimen of Share Certificate
         (1)    Active Core Fund(1)
          (2)   Limited Duration Fund(1)
      (d)       Investment Advisory Agreement
         (1)    Active Core Fund(6)
          (2)   Limited Duration Fund(6)
      (e)       Distribution Agreement
         (1)    Active Core Fund(6)
         (2)    Limited Duration Fund(6)
      (f) (1)   Trustee Deferred Compensation Plan++
          (2)   Trustee Retirement Plan++
      (g)(1)    Custodian Contract(4)
          (2)   Transfer Agency and Service Agreement(6)
      (h)(1)    Fund Accounting Agreement(5)
          (2)   Amended and Restated Legal Services Agreement(6)
      (i)       Opinion and Consent of Skadden, Arps, Meagher & Flom (Illinois)(2)
          (1)   Active Core Fund(1)
          (2)   Limited Duration Fund(1)
      (j)       Consent of KPMG LLP++
      (k)       Not Applicable
      (l)       Form of Letter Agreement(1)
      (m)       Not Applicable
      (n)       Financial Data Schedules++
      (o)       Not Applicable
      (p)       Power of Attorney+
      (z)(1)    List of Certain Investment Companies in Response to Item 27(a)+
          (2)   List of Officers and Directors of Van Kampen Funds Inc. in Response
                to Item 27(b)+


-------------------------

(1) Incorporated by reference to the Trust's Registration Statement on Form N-1A, File No. 33-84942, filed on October 11, 1994.

(2) Incorporated by reference to the Trust's Registration Statement on Form N-1A, File No. 33-84942, filed on November 13, 1995.


(3) Incorporated by reference to the Trust's Registration Statement Post-Effective Amendment No. 1 of Form N-1A, File No. 33-84942, filed on April 28, 1997.



(4) Incorporated by reference to Van Kampen American Capital Growth and Income Fund Registration Statement Post-Effective Amendment No. 25 of Form N-1A, File No. 2-21657, filed on March 27, 1998.



(5) Incorporated by reference to Van Kampen American Capital Comstock Fund Registration Post-Effective Amendment No. 50 of Form N-1A, File No. 2-27778, filed on April 27, 1998.



(6) Incorporated by reference to the Trust's Registration Statement Post-Effective Amendment No. 2 of Form N-1A, File 33-84942, filed on April 30, 1998.


 + Filed herewith.


++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:



     Not applicable.



ITEM 25. INDEMNIFICATION:


     Reference is made to Article 8 Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8 Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers or trustees protecting such person from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met; (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:



     See "How the Funds Are Managed" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of Van Kampen Management Inc., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS



     (a) The sole principal underwriter is Van Kampen Funds Inc. which acts as a principal underwriter for the investment companies and the unit investment trusts as set forth in Exhibit (z)(1) hereto.



     (b) Van Kampen Funds Inc., the only principal underwriter for Registrant, is an affiliated person of an affiliated person of the Fund. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the officers and directors thereof are set forth in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:



     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153 or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



ITEM 29. MANAGEMENT SERVICES:


     Not applicable.


ITEM 30. UNDERTAKINGS:



     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE EXPLORER INSTITUTIONAL TRUST, duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace, and the State of Illinois, on March 1, 1999.


                                          THE EXPLORER INSTITUTIONAL TRUST

                                                     /S/ DENNIS J. MCDONNELL

                                          By:
                                          --------------------------------------

                                                    Dennis J. McDonnell


                                              Chairman, Trustee and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on March 1, 1999 by the following persons in the capacities indicated:



                      SIGNATURE                                             TITLE
                      ---------                                             -----
             Principal Executive Officer
               /s/ DENNIS J. MCDONNELL                  Chairman, Trustee and President
------------------------------------------------------
                 Dennis J. McDonnell

        Chief Financial and Accounting Officer

                /s/ JOHN L. SULLIVAN*                   Vice President, Treasurer and Chief Financial
------------------------------------------------------  Officer
                   John L. Sullivan

                       Trustees

                  /s/ DAVID C. ARCH*                    Trustee
------------------------------------------------------
                    David C. Arch

                  /s/ ROD DAMMEYER*                     Trustee
------------------------------------------------------
                     Rod Dammeyer

                  /s/ HOWARD J KERR*                    Trustee
------------------------------------------------------
                    Howard J Kerr

                  /s/ STEVEN MULLER*                    Trustee
------------------------------------------------------
                    Steven Muller

                /s/ THEODORE A. MYERS*                  Trustee
------------------------------------------------------
                  Theodore A. Myers

                  /s/ DON G. POWELL*                    Trustee
------------------------------------------------------
                    Don G. Powell

                /s/ HUGO SONNENSCHEIN*                  Trustee
------------------------------------------------------
                  Hugo Sonnenschein

                 /s/ WAYNE W. WHALEN*                   Trustee
------------------------------------------------------
                   Wayne W. Whalen



* Signed by Dennis J. McDonnell pursuant to power of attorney, as previously filed.



               /s/ DENNIS J. MCDONNELL                                                  March 1, 1999
------------------------------------------------------
                 Dennis J. McDonnell
                   Attorney-in-fact

                        THE EXPLORER INSTITUTIONAL TRUST


           SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 3 TO

        FORM N-1A SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON

                                 MARCH 1, 1999



    EXHIBIT
    NUMBER                               EXHIBIT
    -------                              -------
     (p)       Power of Attorney
     (z)(1)    List of Certain Investment Companies in Response to Item
               27(a)
     (z)(2)    List of Officers and Directors of Van Kampen Funds Inc.